State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

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Contents
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Quick Reference                              .................i
for easy issue and factor information

Payment Summary                              .................1
for payment summary information

Payment Detail                               .................2
for detailed payment information

Factor Sheet                                 .................3
for detailed factor information

Delinquency Status                           .................4
for delinquency and related information

Credit Enhancement Summary                   .................5
for security credit support
& collateral information
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GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  August 15, 1996

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Quick Reference
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                       Interest    Interest     Principal      Interest
 Class       CUSIP      Rate %       Type     Distribution   Distribution
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Regular
- -------------------------------------------------------------------------
A-1        36228CAA1   7.02000%     fixed       2.68392        5.78841
A-2        36228CAB9   7.41000%     fixed       0.00000        6.17500
B          36228CAC7   7.51000%     fixed       2.18954        6.20458
C          36228CAD5   7.74000%     fixed       2.18954        6.39460
D          36228LAE3   7.85000%     fixed       2.18954        6.48548
E             N/A      7.85000%     fixed       2.18954        6.48548
F             N/A      7.85000%     fixed       2.18954        6.48548
G             N/A      7.85000%     fixed       0.00000        6.54167
X-1*       36228CAF0   0.69691%    variable     0.00000        0.57577
X-2*       36228CAG8   1.53082%    variable     0.00000        1.21251
X-3*       36228CAH6   0.01000%     fixed       0.00000        0.00792
R             N/A      0.00000%      N/A        0.00000        0.00000
- -------------------------------------------------------------------------

               Prepayment
                Penalty      Certificate
 Class           Fees          Factor
- ----------------------------------------
Regular
- ----------------------------------------
A-1             0.00000       0.98678847
A-2             0.00000       1.00000000
B               0.00000       0.98922206
C               0.00000       0.98922206
D               0.00000       0.98922206
E               0.00000       0.98922206
F               0.00000       0.98922207
G               0.00000       1.00000000
X-1*            0.00000       0.99141160
X-2*            0.00000       0.95048114
X-3*            0.00000       0.95048114
R               0.00000       0.00000000
- ----------------------------------------

*Based on Notional Balance

Account Administrator:  William T. Oberlies  617/664-5420
Account Officer:  Jim Byrnes  617/664-5409
Street Connection:  (factor and rate by cusip) 617/664-5500
Street Fax:  (secondary market reports)  617/664-5600

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  August 15, 1996

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Principal Distribution Detail
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         Scheduled                         Additional
         Principal    Principal  Realized   Expense   Unscheduled      Net
Class   Distributed  Prepayments  Losses     Losses   Adjustments  Distribution
- -------------------------------------------------------------------------------
A-1    $882,473.77      $0.00     $0.00      $0.00       $0.00     $882,473.77
A-2          $0.00       0.00      0.00       0.00        0.00            0.00
B       $60,442.75       0.00      0.00       0.00        0.00       60,442.75
C       $54,397.61       0.00      0.00       0.00        0.00       54,397.61
D       $54,397.61       0.00      0.00       0.00        0.00       54,397.61
E       $48,356.82       0.00      0.00       0.00        0.00       48,356.82
F       $60,442.73       0.00      0.00       0.00        0.00       60,442.73
G            $0.00       0.00      0.00       0.00        0.00            0.00
X-1*         $0.00       0.00      0.00       0.00        0.00            0.00
X-2*         $0.00       0.00      0.00       0.00        0.00            0.00
X-3*         $0.00       0.00      0.00       0.00        0.00            0.00
R            $0.00       0.00      0.00       0.00        0.00            0.00
- ------------------------------------------------------------------------------
Total 1,160,511.29       0.00      0.00       0.00        0.00    1,160,511.29
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*Based on Notional Balance


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Interest Distribution Detail
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                        Prepayment
           Accrued      Interest      Interest   Prior Unpaid    Distributed
Class      Interest     Shortfall    Adjustment    Interest       Interest
- ----------------------------------------------------------------------------
A-1     $1,903,230.36      0.00         0.00         $0.00     $1,903,230.36
A-2       $458,438.32      0.00         0.00          0.00       $458,438.32
B         $171,279.09      0.00         0.00          0.00       $171,279.09
C         $158,869.65      0.00         0.00          0.00       $158,869.65
D         $161,127.48      0.00         0.00          0.00       $161,127.48
E         $143,234.48      0.00         0.00          0.00       $143,234.48
F         $179,033.41      0.00         0.00          0.00       $179,033.41
G         $144,480.58      0.00         0.00          0.00       $144,480.58
X-1*      $262,259.67      0.00         0.00          0.00       $262,259.67
X-2*      $669,443.72      0.00         0.00          0.00       $669,443.72
X-3*        $4,373.10      0.00         0.00          0.00         $4,373.10
R               $0.00      0.00         0.00          0.00             $0.00
- ----------------------------------------------------------------------------
Total   $4,255,769.86     $0.00        $0.00         $0.00     $4,255,769.86
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         Prepayment     Remaining
Class     Premiums    Unpaid Interest
- --------------------------------------
A-1          0.00         $0.00
A-2          0.00         $0.00
B            0.00         $0.00
C            0.00         $0.00
D            0.00         $0.00
E            0.00         $0.00
F            0.00         $0.00
G            0.00         $0.00
X-1*         0.00         $0.00
X-2*         0.00         $0.00
X-3*         0.00         $0.00
R            0.00         $0.00
- --------------------------------------
Total       $0.00         $0.00
- --------------------------------------
*Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  August 15, 1996

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Principal Distribution per Certificate
- -------------------------------------------------------------------------------
                                          Additional
        Principal    Principal  Realized    Expense  Unscheduled      Net
Class  Distributed  Prepayments  Losses     Losses   Adjustments  Distribution
- -------------------------------------------------------------------------------
A-1      2.68392      0.00000    0.00000    0.00000    0.00000       2.68392
A-2      0.00000      0.00000    0.00000    0.00000    0.00000       0.00000
B        2.18954      0.00000    0.00000    0.00000    0.00000       2.18954
C        2.18954      0.00000    0.00000    0.00000    0.00000       2.18954
D        2.18954      0.00000    0.00000    0.00000    0.00000       2.18954
E        2.18954      0.00000    0.00000    0.00000    0.00000       2.18954
F        2.18954      0.00000    0.00000    0.00000    0.00000       2.18954
G        0.00000      0.00000    0.00000    0.00000    0.00000       0.00000
X-1*     0.00000      0.00000    0.00000    0.00000    0.00000       0.00000
X-2*     0.00000      0.00000    0.00000    0.00000    0.00000       0.00000
X-3*     0.00000      0.00000    0.00000    0.00000    0.00000       0.00000
R        0.00000      0.00000    0.00000    0.00000    0.00000       0.00000
- -------------------------------------------------------------------------------
*Based on Notional Balance
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Interest Distribution per Certificate
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- ----------------------------------------------------------------------------
                        Prepayment
           Accrued      Interest      Interest   Prior Unpaid    Distributed
Class      Interest     Shortfall    Adjustment    Interest       Interest
- ----------------------------------------------------------------------------
A-1        5.78841      0.00000      0.00000       0.00000        5.78841
A-2        6.17500      0.00000      0.00000       0.00000        6.17500
B          6.20458      0.00000      0.00000       0.00000        6.20458
C          6.39460      0.00000      0.00000       0.00000        6.39460
D          6.48548      0.00000      0.00000       0.00000        6.48548
E          6.48548      0.00000      0.00000       0.00000        6.48548
F          6.48548      0.00000      0.00000       0.00000        6.48548
G          6.54167      0.00000      0.00000       0.00000        6.54167
X-1*       0.57577      0.00000      0.00000       0.00000        0.57577
X-2*       1.21251      0.00000      0.00000       0.00000        1.21251
X-3*       0.00792      0.00000      0.00000       0.00000        0.00792
R          0.00000      0.00000      0.00000       0.00000        0.00000
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- ----------------------------------------
           Prepayment   Remaining Unpaid
Class        Premiums      Interest
- ----------------------------------------
A-1          0.00000       0.00000
A-2          0.00000       0.00000
B            0.00000       0.00000
C            0.00000       0.00000
D            0.00000       0.00000
E            0.00000       0.00000
F            0.00000       0.00000
G            0.00000       0.00000
X-1*         0.00000       0.00000
X-2*         0.00000       0.00000
X-3*         0.00000       0.00000
R            0.00000       0.00000
- ----------------------------------------
*Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  August 15, 1996

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Payment Summary
- ------------------------------------------------------------------
             Beginning       Principal   Realized    Additional
Class         Balance         Payable     Losses   Expense Losses
- ------------------------------------------------------------------
Regular
- ------------------------------------------------------------------
A-1       325,338,523.92    $882,473.77    $0.00        $0.00
A-2        74,241,023.00          $0.00    $0.00        $0.00
B          27,368,164.16     $60,442.75    $0.00        $0.00
C          24,630,953.06     $54,397.61    $0.00        $0.00
D          24,630,953.06     $54,397.61    $0.00        $0.00
E          21,895,716.86     $48,356.82    $0.00        $0.00
F          27,368,164.23     $60,442.73    $0.00        $0.00
G          22,086,204.00          $0.00    $0.00        $0.00
X-1*      451,578,664.17          $0.00    $0.00        $0.00
X-2*      524,771,824.81          $0.00    $0.00        $0.00
X-3*      524,771,824.81          $0.00    $0.00        $0.00
R                   0.00          $0.00    $0.00        $0.00
- ------------------------------------------------------------------
TOTAL     547,559,702.29  $1,160,511.29    $0.00        $0.00
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Payment Summary
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              Interest        Total           Ending
Class         Payable        Payment**        Balance
- ---------------------------------------------------------
Regular
- ---------------------------------------------------------
A-1        $1,903,230.36  $2,785,704.13   324,456,050.15
A-2          $458,438.32    $458,438.32    74,241,023.00
B            $171,279.09    $231,721.84    27,307,721.42
C            $158,869.65    $213,267.26    24,576,555.45
D            $161,127.48    $215,525.09    24,576,555.45
E            $143,234.48    $191,591.30    21,847,360.03
F            $179,033.41    $239,476.14    27,307,721.50
G            $144,480.58    $144,480.58    22,086,204.00
X-1*         $262,259.67    $262,259.67   451,578,664.17
X-2*         $669,443.72    $669,443.72   524,771,824.81
X-3*           $4,373.10      $4,373.10   524,771,824.81
R                  $0.00          $0.00             0.00
- ---------------------------------------------------------
TOTAL      $4,255,769.86  $5,416,281.15   546,399,191.00
- ---------------------------------------------------------
*Based on Notional Balance
**Includes Prepayment Penalty Fees and Prior Unpaid Interest


                 Disclaimer Notice
Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  August 15, 1996

Delinquency Statistics

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Loans Delinquent
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   One Month  Two Months  Three + Months  Foreclosures  Specially Serviced
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       0           0            0              0              0
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Delinquent Loans APB
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   One Month  Two Months   Three + Months  Foreclosures  Specially Serviced
- ----------------------------------------------------------------------------
      0.00       0.00           0.00           0.00           0.00
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Mortgage Loans that became an REOs during preceding calendar month
- ----------------------------------------------------------------------------
                           Scheduled Principal
                Date of     Balance as of the      Unpaid Principal as
 Loan Number  Acquisition  Date of Acquisition   of date of Acquisition
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     N/A          N/A              0.00                    0.00
- ----------------------------------------------------------------------------


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Any REO Property included in the Trust at the close of business on the related Determination Date
- ----------------------------------------------------------------------------
Relevant REO Loan Number                      Book Value of any REO Property
- ----------------------------------------------------------------------------
       0                                                   0.00
- ----------------------------------------------------------------------------
Aggregate amount of Net Operating Income and other revenues
collected by the Special Servicer with respect to such REO
Property during the related Prepayment Period
- ----------------------------------------------------------------------------
                                    0.00
- ----------------------------------------------------------------------------
Portion of the above amount collected by the Special Servicer included in the Available Distribution Amount for such
Distribution Date
- ----------------------------------------------------------------------------
                                    0.00
- ----------------------------------------------------------------------------


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Any Mortgage Loan repurchased by Protective Life or otherwise liquidated or disposed of during the related Prepayment Period
- ----------------------------------------------------------------------------
Relevant REO Loan Number
- ----------------------------------------------------------------------------
       0
- ----------------------------------------------------------------------------
Proceeds of any repurchase of a Mortgage Loan, Liquidation
Proceeds, and/or other amounts representing Principal Prepayments in Full, if any, received during the related Prepayment Period
- ----------------------------------------------------------------------------
                                    0.00
- ----------------------------------------------------------------------------
Portion of the above amount received that is included in the
Available Distribution Amount for such Distribution Date
- ----------------------------------------------------------------------------
                                    0.00
- ----------------------------------------------------------------------------


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Any REO Property for which a Final Recovery Determination has been made
- ----------------------------------------------------------------------------
Mortgage Loan Number           Date of Final Recovery Determination
- ----------------------------------------------------------------------------
         0                                    00/00/00
- ----------------------------------------------------------------------------
Amount of Proceeds
and other amounts             Portion in Available Distribution Amount
- ----------------------------------------------------------------------------
       0.00                                    0.00
- ----------------------------------------------------------------------------

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  August 15, 1996

- ----------------------------------------------------------------------------
Aggregate of:
- ----------------------------------------------------------------------------
Principal Balance of the Mortgage Loans at the close
  of business on the Determination Date                     547,559,702.36
Principal Prepayments(other than Liquidation Proceeds)                0.00
Allocable Prepayment Interest Shortfalls                              0.00
Servicing Compensation paid to or retained by Servicer
  in respect of the related Due Period                           68,444.96
Servicing Compensation paid to or retained by Special
  Servicer in respect of the related Due Period 0.00 Servicing
Advances and P&I Advances made by the Servicer 3,244,870.98
Servicing Advances and P&I Advances made by the Trustee 0.00
Amount of Interest to Holders reduced by Losses,
  Shortfalls, and Appraisal Reductions                                0.00
Amount of Realized Losses and Additional Expense Losses               0.00
Amount of any remaining Interest Shortfalls for each
  Class stated separately                                             0.00
Any action taken by the Servicer/Special Servicer
  regarding "due-on-sale" or "due-on-encumbrance" clause               N/A
Beginning Certificate Principal Balance                     547,559,702.29
Ending Certificate Principal Balance                        546,399,190.99
Amount of any Appraisal Reductions in effect during
  related Due Period                                                  0.00
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- ----------------------------------------------------------------
Appraisal Reductions Effected
- ----------------------------------------------------------------
Loan #       0        0        0        0        0        0
- ----------------------------------------------------------------
Amount     0.00     0.00     0.00     0.00     0.00     0.00
- ----------------------------------------------------------------


- --------------------------------------------------
Collateral Information
- --------------------------------------------------
Beginning Group   Number of Loans    Ending Group
   Loan Count        Paid Off         Loan Count
- --------------------------------------------------
      234                0               234
- --------------------------------------------------


- ---------------------------------------------------------
   Beginning
   Aggregate           Principal       Ending Aggregate
Principal Balance      Payments        Principal Balance
- ---------------------------------------------------------
 547,559,702.36      1,160,511.29       546,399,191.07
- ---------------------------------------------------------